UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 2, 2025

Date of Report (Date of earliest event reported)

ROTH CH ACQUISITION CO.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40959	98-1601095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2340 Collins Avenue; Suite 402

Miami Beach, FL 33139

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (949) 720-7133

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	USCT	None
Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	USCTW	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 2, 2025, Roth CH Acquisition Co. (the “Company”) held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”). On October 20, 2025, the record date for the Extraordinary General Meeting, there were 45,278,212 Class A Ordinary Shares of the Company entitled to be voted at the Extraordinary General Meeting and 75,000 Class B Ordinary Shares of the Company entitled to be voted at the Extraordinary General Meeting, among which 43,869,080 ordinary shares of the Company or 96.89% were represented in person or by proxy.

1.	Business Combination Proposal

Shareholders approved by way of an ordinary resolution and adopted the business combination agreement, dated as of January 28, 2025, as amended (the “Business Combination Agreement”), by and among the Company, Roth CH Holdings, Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Parent (the “Domestication Sub” or “Pubco”), Roth CH Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Parent (“Merger Sub”), and SharonAI Inc., a Delaware corporation (“SharonAI”) pursuant to which at least one Business Day after the closing of the Domestication Merger (as defined below) (a) the Merger Sub shall be merged with and into SharonAI, (b) the separate corporate existence of Merger Sub shall thereupon cease, and SharonAI shall be the Surviving Corporation, and (c) the Surviving Corporation shall become a wholly-owned Subsidiary of the Domesticated Parent (the “Acquisition Merger” and collectively with the Domestication Merger and the other agreements and transactions contemplated by the Business Combination Agreement, the “Business Combination”). We refer to this proposal as the “Business Combination Proposal.

The voting results were as follows:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
43,868,909	171	0	0

2.	Domestication Merger Proposal

Shareholders approved by way of a special resolution and adopted the domestication of Roth CH Acquisition Co., a Cayman Islands exempted company (“Roth CH” or the “Parent”) pursuant to the Business Combination Agreement, and at least one Business Day prior to the closing of the Acquisition Merger and on the terms and subject to the conditions of the Business Combination Agreement, the Parent shall continue out of the Cayman Islands and into the State of Delaware so as to re-domicile as and become a Delaware corporation by means of a merger (the “Domestication Merger”) of the Parent with and into Domestication Sub, with the Domestication Sub as the surviving company (the “Domesticated Parent”) pursuant to the Companies Act (As Revised) of the Cayman Islands and the applicable provisions of the Delaware General Corporation Law, as amended. Upon the Domestication Merger, Domesticated Parent shall change its name to “SharonAI Holdings, Inc.” We refer to this proposal as the “Domestication Merger Proposal.”

The voting results were as follows:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
43,868,909	171	0	0

3.	Organizational Documents Proposal

Shareholders approved the proposed amended and restated certificate of incorporation (the “Proposed Charter”) and the proposed amended and restated bylaws (“Proposed Bylaws” and, together with the Proposed Charter, the “Proposed Organizational Documents”) of Domesticated Parent (a corporation incorporated in the State of Delaware). A copy of the Proposed Charter is attached to the proxy statement filed with the United States Securities and Exchange Commission (the “SEC”) on November 10, 2025 (the “Proxy Statement”) as Annex B-1 and a copy of the Proposed Bylaws are attached to the Proxy Statement as Annex B-2. We refer to this proposal as the “Organizational Documents Proposal”.

The voting results were as follows:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
43,868,909	171	0	0

4.	Advisory Organizational Documents Proposals

Shareholders approved on an advisory non-binding basis by way of an ordinary resolution the following five (5) separate proposals (collectively, the “Advisory Organizational Documents Proposals”):

A.	Advisory Organizational Documents Proposal 4A (Authorized Shares) — the amendment and redesignation of the authorized share capital of Roth CH from (a) 200,000,000 Roth CH Class A Ordinary Shares, 20,000,000 Roth CH Class B Ordinary Shares and 1,000,000 preference shares, par value $0.0001 per share, of Roth CH, to (b) 900,000,000 Pubco shares of Class A Ordinary Common Stock, 6,816,948 Pubco shares of Class B Super Common Stock and 1,000,000 shares of preferred stock, par value $0.0001 per share.

The voting results were as follows:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
43,868,909	171	0	0

B.	Advisory Organizational Documents Proposal 4B (Exclusive Forum Provision) — the adoption of Delaware as the exclusive forum for certain stockholder litigation and adopting the federal district courts of the United States as the exclusive forum for resolving complaints asserting a cause of action under the Securities Act of 1933, as amended.

The voting results were as follows:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
43,868,909	171	0	0

C.	Advisory Organizational Documents Proposal 4C (Required Vote to Amend Charter) — the inclusion of provisions providing that the affirmative vote of at least 66 and 2/3% of the voting power of all the then outstanding shares of capital stock of Domesticated Parent entitled to vote thereon, voting together as a single class, will be required to amend, alter, repeal or rescind any provision of Article FIFTH, Article SEVENTH, Article EIGHTH, Article TENTH, Article ELEVENTH, and this requirement in Article NINTH of the Proposed Charter.

The voting results were as follows:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
43,868,909	171	0	0

D.	Advisory Organizational Documents Proposal 4D (Removal of Directors) — the inclusion of provisions permitting the removal of a director, with or without cause, by the affirmative vote of at least 66 and 2/3% of the outstanding shares entitled to vote generally in the election of directors, voting together as a single class.

The voting results were as follows:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
43,868,909	171	0	0

E.	Advisory Organizational Documents Proposal 4E (Name Change) — the change of the name of the Domesticated Parent to “SharonAI Holdings, Inc.”

The voting results were as follows:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
43,869,080	0	0	0

5.	Directors Proposal

Shareholders approved the election, effective as of the effective time of the Business Combination, of James Manning, Peter Woodward, Alastair Cairns, Wolfgang Schubert and Brent Lanier as the directors of Domesticated Parent, with James Manning to serve until the 2028 annual meeting and until his successor has been duly elected and qualified or until his earlier resignation, removal or death, with each of Peter Woodward and Alastair Cairns to serve until the 2027 annual meeting and until his respective successor has been duly elected and qualified or until his earlier resignation, removal or death, and with each of Wolfgang Schubert and Brent Lanier to serve until the 2026 annual meeting and until his respective successor has been duly elected and qualified or until his earlier resignation, removal or death. We refer to this proposal as the “Directors Proposal”.

The voting results were as follows:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
JAMES MANNING	43,869,080	0	0	0
PETER WOODWARD	43,869,080	0	0	0
ALASTAIR CAIRNS	43,869,080	0	0	0
WOLFGANG SCHUBERT	43,869,080	0	0	0
BRENT LANIER	43,869,080	0	0	0

6.	The Equity Incentive Plan Proposal

Shareholders by an ordinary resolution approved the 2025 Omnibus Equity Incentive Plan.

The voting results were as follows:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
43,868,880	200	0	0

7.	Reverse Stock Split Proposal

Shareholders approved, if each of the Business Combination, the Domestication Merger and the Proposed Charter is approved and takes effect, to combine Pubco outstanding shares of Class A Ordinary Common Stock and Class B Super Common Stock following the Business Combination into a lesser number of outstanding shares (the “Reverse Stock Split”) and proportionately reduce the number of shares of Class A Ordinary Common Stock and Class B Super Common Stock authorized (the “Capital Stock Reduction”), giving the board of directors of Pubco the sole discretion to effect the Reverse Stock Split and Capital Stock Reduction, if at all, within one (1) year of the date the proposal is approved by stockholders and to fix the specific ratio within a range of one-for-two (1-for-2) to a maximum of a one-for-one hundred and fifty (1-for-150) reverse split.

The voting results were as follows:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
43,865,009	4,071	0	0

8.	The YA Stock Issuance Proposal

Shareholders approved, if each of the Business Combination, the Domestication Merger and the Proposed Charter is approved and takes effect, the issuance of all shares of Pubco Class A Ordinary Common Stock which may be issuable to YA II PN, Ltd. (“YA”) pursuant to certain Convertible Notes and the Standby Equity Purchase Agreement with YA.

The voting results were as follows:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
43,868,909	171	0	0

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01.	Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 4, 2025

ROTH CH ACQUISITION CO.

By:	/s/ Byron Roth
Name:	Byron Roth
Title:	Chairman of the Board of Directors